Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Commitments and Contingent Liabilities
20. Commitments and contingent liabilities
Commitments
Lease commitments are the future cash out flows from the lease contracts which are not recorded in the measurement of lease liabilities. These include potential future payments related to leases of low value assets, leases which are less than twelve months, variable leases, extension and termination options and leases not yet commenced but which we have committed to.
Other commitments principally comprise commitments under contract to purchase materials and services. They do not include commitments to purchase property, plant and equipment, which are reported in note 10 on pages 137 to 139.

Lease commitments and other commitments fall due as follows:	€ million Leases 2020	€ million Leases 2019	€ million Other commitments 2020	€ million Other commitments 2019
Within 1 year	69	69	844	791
Later than 1 year but not later than 5 years	80	111	694	684
Later than 5 years	9	43	18	23

	158	223	1,556	1,498

Contingent liabilities
Contingent liabilities are either possible obligations that will probably not require a transfer of economic benefits, or present obligations that may, but probably will not, require a transfer of economic benefits. It is not appropriate to make provisions for contingent liabilities, but there is a chance that they will result in an obligation in the future. Assessing the amount of liabilities that are not probable is highly judgemental, so contingent liabilities are disclosed on the basis of the known maximum exposure.
Contingent liabilities arise in respect of litigations against group companies, investigations by competition, regulatory and fiscal authorities and obligations arising under environmental legislation. In many markets, there is a high degree of complexity involved in the local tax regimes. The majority of contingent liabilities are in respect of fiscal matters in Brazil.
In case of fiscal matters, the known maximum exposure is the amount included in a tax assessment.

	€ million	€ million
Summary of contingent liabilities	2020	2019
Corporate reorganisation – IPI, PIS and COFINS taxes and penalties	2,040	2,235
Inputs for PIS and COFINS taxes	35	43
Goodwill amortisation	137	184
Other tax assessments – approximately 600 cases	650	959

Total Brazil tax	2,862	3,421
Other contingent liabilities	648	789

Total contingent liabilities	3,510	4,210

Brazil tax

During 2004, and in common with many other businesses operating in Brazil, one of our Brazilian subsidiaries received a notice of infringement from the Federal Revenue Service in respect of indirect taxes regarding corporate reorganisation. The notice alleges that a 2001 reorganisation of our local corporate structure was undertaken without a valid business purpose. The 2001 reorganisation was comparable with restructuring done by many companies in Brazil. The original dispute was resolved in the courts in the Group’s favour. However, in 2013 a new assessment was raised in respect of a similar matter. Additionally, during the course of 2014 and between 2017 and 2020, other notices of infringement were issued based on the same grounds argued in the previous assessments. The total amount of the tax assessments in respect of this matter is €2,040 million (2019: €2,235 million).
The Group believes that the likelihood that the Brazilian tax authorities will ultimately prevail is low, however there can be no guarantee of success in court. In each case we believe our position is strong, so they have not been provided for and are considered to be contingent liabilities. Due to the fiscal environment in Brazil, the possibility of further tax assessments related to the same matters cannot be ruled out. We expect that two of our largest tax litigation cases, which represent around €863 million of contingent liabilities, will move from the Administrative to the Judicial Courts during 2021, although the exact timing is uncertain. When this happens, we will be required to make a judicial deposit or provide a guarantee in respect of the disputed tax, interest and penalties. The judicial process in Brazil is likely to take a number of years to conclude.
The contingent liabilities reported for indirect taxes relating to disputes with the Brazilian authorities are separate from the provisions listed in note 19. Unilever does not have provision and contingent liabilities for the same matters.
Other contingent liabilities

In 2019, a tax assessment was issued in connection with a UK tax audit that commenced in 2015. The total amount of the tax assessment in respect of this matter was €141 million and was included in other contingent liabilities at 31 December 2019. The UK tax authorities were reviewing the allocation of taxable income related to intangible assets and centralised group services as between Unilever N.V. and Unilever PLC and whether Unilever N.V. had a permanent establishment in the UK. During 2020 the UK tax audit was concluded, and we have included the outcome of the tax assessment in this year’s profit and loss account, hence there is no contingent liability as at 31 December 2020. As noted last year, we will be pursuing a Mutual Agreement Procedure with the Dutch and UK tax authorities to ensure we are not subject to double taxation.